APPENDIX A
                               CUSTODIAN AGREEMENT


*Columbia Funds Trust I                                           Effective Date

     *Columbia High Yield Opportunity Fund (changed name from     10/24/01
         Liberty High Yield Securities Fund on 10/13/03)
     *Columbia Strategic Income Fund                              10/24/01
     *Columbia Tax-Managed Growth Fund                            10/10/01
     *Columbia Tax-Managed Growth Fund II                         10/10/01
     *Columbia Tax-Managed Value Fund                             10/10/01
     *Columbia Tax-Managed Aggressive Growth Fund                 10/10/01

*Columbia Funds Trust II

     *Columbia Newport Japan Opportunities Fund                   10/24/01
     *Columbia Newport Greater China Fund                         10/24/01
     *Columbia Money Market Fund                                  10/10/01

*Columbia Funds Trust III

     *Columbia Mid Cap Value Fund (changed name from              10/10/01
         Liberty Select Value Fund on 10/13/03)
     *Columbia Liberty Fund (changed name from                    10/24/01
         The Liberty Fund on 10/13/03)
     *Columbia Global Equity Fund (changed name from              10/24/01
         Liberty Newport Global Equity Fund on 10/13/03)
     *Columbia Federal Securities Fund                            10/24/01
     *Columbia Contrarian Income Fund                             10/10/01
     *Columbia Intermediate Government Income Fund                11/25/02
     *Columbia Quality Plus Bond Fund                             11/25/02
     *Columbia Corporate Bond Fund                                11/25/02

*Columbia Funds Trust IV

     *Columbia Tax-Exempt Fund                                    10/17/01
     *Columbia Tax-Exempt Insured Fund                            10/17/01
     *Columbia Utilities Fund                                     10/10/01
     *Columbia Municipal Money Market Fund                        10/10/01

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)


*Columbia Funds Trust V                                                 Effective Date
     *Columbia California Tax-Exempt Fund                               10/17/01
     *Columbia Connecticut Tax-Exempt Fund                              10/17/01
     *Columbia Massachusetts Tax-Exempt Fund                            10/17/01
     *Columbia New York Tax-Exempt Fund                                 10/17/01
     *Columbia New Jersey Intermediate Municipal Bond Fund              11/18/02
     *Columbia New York Intermediate Municipal Bond Fund                11/25/02
     *Columbia Rhode Island Intermediate Municipal Bond Fund            11/18/02
     *Columbia Florida Intermediate Municipal Bond Fund                 11/18/02
     *Columbia Pennsylvania Intermediate Municipal Bond Fund            11/25/02
     *Columbia Connecticut Intermediate Municipal Bond Fund             11/18/02
     *Columbia Massachusetts Intermediate Municipal Bond Fund           12/09/02
     *Columbia Large Company Index Fund                                 12/09/02
     *Columbia U.S. Treasury Index Fund                                 11/25/02
     *Columbia Small Company Index Fund                                 11/25/02
     *Columbia Intermediate Tax-Exempt Bond Fund                        11/25/02

*Columbia Funds Trust VI

     *Columbia Small Cap Value Fund (changed name from                  10/10/01
         Liberty Small-Cap Value Fund on 10/13/03)
     *Columbia Growth & Income Fund                                     10/10/01
     *Columbia Newport Asia Pacific Fund                                10/24/01

*Columbia Funds Trust VII

     *Columbia Newport Tiger Fund                                       10/24/01
     *Columbia Europe Fund (changed name from                           10/24/01
         Liberty Newport Europe Fund on 10/13/03)
     CMG Select Managers Large Cap Value Fund                           11/03/03
     CMG Select Managers Large Cap Growth Fund                          11/03/03
     CMG Select Managers Small Cap Value Fund                           11/03/03
     CMG Select Managers Small Cap Growth Fund                          11/03/03

*Columbia Funds Trust VIII
(changed name from Liberty-Stein Roe Funds Income Trust on 10/13/03)
     *Columbia Income Fund                                              10/10/01
     *Columbia Intermediate Bond Fund                                   10/10/01

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)


*Columbia Funds Trust IX                                                        Effective Date

(changed name from Liberty-Stein Roe Funds Municipal Trust on 10/13/03)
     *Columbia Managed Municipals Fund                                          10/10/01
     *Columbia High Yield Municipal Fund                                        10/10/01

*Columbia Funds Trust XI
(changed name from Liberty-Stein Roe Funds Investment Trust on 10/13/03)
     *Columbia Global Thematic Equity Fund                                      10/10/01
     *Columbia European Thematic Equity Fund                                    10/10/01
     *Columbia Growth Stock Fund                                                10/10/01
     *Columbia Young Investor Fund                                              10/10/01
     *Columbia Asset Allocation Fund                                            11/18/02
     *Columbia Strategic Equity Fund (pending a shareholder vote, will          11/25/02
         change name to Columbia Dividend Income Fund on 10/27/03)
     *Columbia Large Cap Core Fund                                              12/09/02
     *Columbia Disciplined Value Fund (changed name from                        11/25/02
         Liberty Equity Value Fund on 10/13/03)
     *Columbia Small Cap Fund                                                   11/18/02
     *Columbia Small Company Equity Fund                                        11/18/02
     *Columbia Large Cap Growth Fund (changed name from                         11/18/02
         Liberty Equity Growth Fund on 10/13/03)
     *Columbia International Equity Fund                                        11/18/02

Closed End Funds

     Colonial Intermediate High Income Fund                                     10/24/01
     Colonial InterMarket Income Trust I                                        10/24/01
     Colonial Insured Municipal Fund                                            10/17/01
     Colonial California Insured Municipal Fund                                 10/17/01
     Colonial New York Insured Municipal Fund                                   10/17/01
     Colonial Municipal Income Trust                                            10/17/01
     Colonial Investment Grade Municipal Trust                                  10/17/01
     Colonial High Income Municipal Trust                                       10/17/01

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)


Liberty Variable Investment Trust                                                 Effective Date
     Liberty Growth & Income Fund, VS (changed name from                          10/10/01
       Colonial U.S. Growth & Income Fund, VS on 04/07/03)
     Colonial Small Cap Value Fund, VS                                            10/10/01
     Liberty All-Star Equity Fund, VS                                             10/17/01
     Liberty Select Value Fund, VS                                                10/10/01
     Liberty S&P 500 Index Fund, VS                                               10/10/01
     Colonial Strategic Income Fund, VS                                           10/24/01
     Columbia International Fund, VS (changed name from                           10/24/01
       Colonial International Fund for Growth, VS on 04/07/03)
     Newport Tiger Fund, VS                                                       10/24/01
     Liberty Equity Fund, VS                                                      04/14/03
     Columbia High Yield Fund, VS                                                 04/14/03
     Columbia Real Estate Equity Fund, VS                                         04/14/03

     Liberty All-Star Growth Fund, Inc.                                           10/17/01
     Liberty All-Star Equity Fund                                                 10/17/01


*Columbia Floating Rate Advantage Fund                                            10/10/01

*Columbia Floating Rate Limited Liability Company                                 10/10/01

*Columbia Floating Rate Fund                                                      10/10/01

*Columbia Institutional Floating Rate Income Fund                                 10/10/01
(changed named from Liberty-Stein Roe Institutional Floating Rate Income Fund
on 10/13/03)


Steinroe Variable Investment Trust

     Liberty Asset Allocation Fund, VS (changed name from Stein Roe               10/10/01
         Balanced Fund, VS on 04/07/03)
     Stein Roe Growth Stock Fund, VS                                              10/10/01
     Liberty Small Company Growth Fund, VS (changed name from                     10/10/01
         Stein Roe Small Company Growth Fund, VS on 04/14/03)
     Liberty Money Market Fund, VS (changed name from                             10/10/01
         Stein Roe Money Market Fund, VS on 04/07/03)
     Liberty Federal Securities Fund, VS                                          10/10/01

*These Trusts and Funds were rebranded from "Liberty" to "Columbia" on October 13, 2003. Other name changes that occurred on October 13, 2003 are noted above.

For the Above Fund Parties                  State Street Bank and Trust Company


By:    /s/Joseph R. Palombo                 By:     /s/Joseph L. Hooley

Name:  Joseph R. Palombo                    Name:   Joseph L. Hooley
                                                    ------------------------

Title: President                            Title:  Executive Vice President
                                                    ------------------------


Date:  October 13, 2003
       ----------------